UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 11, 2012


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


          000-50099                                      95-4451059
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   (Commission File Number)                (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (818) 260-0930
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          ------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material   pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
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         ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

         On September 13, 2012, Imaging3, Inc., a California corporation (the "Company"), filed a voluntary petition under chapter 11 of title 11 of the United States Code, 11 U.S.C.ss.ss.101 et seq., in the United States Bankruptcy Court for the Central District of California, Los Angeles Division, as case No. 2:12-bk-41206-NB.


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
----------------------------------------------

         ITEM 5.02. DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         GENERAL. Effective September 11, 2012, Mr. Haykaz Balian was appointed as a director of Imaging3, Inc., a California corporation (the "Company").

         COMPENSATION ARRANGEMENTS. No compensation arrangements have been made for Haykaz Balian for his service as a director of the Company.

         BIOGRAPHICAL INFORMATION. A comprehensive description of the experience and qualifications of Haykaz Balian is included in the following paragraph:

         Haykaz Balian, age 38, has been the Vice President of Operations of the Company since July 2005. Prior to July 2005, Mr. Balian was the Director of Operations for the Company from June 2000 to July 2005. From September 1998 to June 2000, Mr. Balian was the Service Manager for the Company, and from June 1996 until September 1998, Mr. Balian was a Field Service Engineer for the Company. Mr. Balian has an Associate Degree in Electrical Engineering from ITT Technical Institute which he earned in 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                     ---------------------------------------
                                  (Registrant)

Date:  September 20, 2012


                                    /s/ Dean Janes, Chief Executive Officer
                                    ---------------------------------------
                                    Dean Janes, Chief Executive Officer











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